UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 7, 2004


                            HEALTHSOUTH Corporation
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


              1-10315                                63-0860407
        (Commission File Number)         (IRS Employer Identification No.)


              One HealthSouth Parkway, Birmingham, Alabama 35243
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
             (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events and Required FD Disclosure.

         On May 7, 2004, HEALTHSOUTH Corporation ("HEALTHSOUTH") announced that it is amending its solicitation of consents from holders of its 10 3/4% Senior Subordinated Notes due 2008 (the "Subordinated Notes") to further amend the definition of "Refinancing Indebtedness" to conform the definition in the indenture governing the Subordinated Notes to the definition in the indentures for its Senior Notes. As proposed to be amended, the indenture would permit the incurrence of indebtedness that is applied to refund, refinance or extend indebtedness that was outstanding on September 25, 2000, as well as indebtedness permitted to be incurred thereafter.

         A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference and a copy of the Supplement to the consent solicitation statement, which includes as Exhibit A thereto an amended Supplemental Indenture relating to the proposed amendments, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHSOUTH CORPORATION


                                     By: /s/  Gregory L. Doody
                                         -----------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                  General Counsel and Secretary


Dated: May 7, 2004

                                 EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

99.1              Press release of HEALTHSOUTH Corporation dated May 7, 2004.

99.2 Form of Supplement to the Consent Solicitation Statement dated May 7, 2004.

                                                                  EXHIBIT 99.1
News From
---------

[GRAPHIC OMITTED] HEALTHSOUTH

                                                         FOR IMMEDIATE RELEASE
                                                                   May 7, 2004



          HEALTHSOUTH MAKES CONFORMING AMENDMENT TO THE TERMS OF ITS
                         CONSENT SOLICITATION FOR ITS
                  10 3/4% Senior Subordinated Notes due 2008

BIRMINGHAM, Ala. - HEALTHSOUTH Corp. (OTC Pink Sheets: HLSH) today announced that it is amending its solicitation of consents from holders of its 10 3/4% Senior Subordinated Notes due 2008 to conform the definition of "Refinancing Indebtedness" with the definition in the indentures for its Senior Notes. This amendment would make the definition of "Refinancing Indebtedness" consistent with the provisions in the Company's series of Senior Notes and permit the incurrence of indebtedness that is applied to refund, refinance or extend indebtedness that was outstanding on September 25, 2000, as well as indebtedness permitted to be incurred thereafter.

HEALTHSOUTH is not further extending the expiration date of this solicitation, which is currently scheduled to expire at 11:59 p.m., New York City Time, on May 13, 2004. In order to provide holders with sufficient time to consider the proposed amendments, as modified today, HEALTHSOUTH will not close the consent solicitation relating to the 10 3/4% Senior Subordinated Notes due 2008 prior to the consent expiration date of May 13, 2004. The proposed amendments will become effective only upon satisfaction or waiver by HEALTHSOUTH of certain conditions which include receipt of valid and unrevoked consents from holders representing not less than a majority in aggregate principal amount of outstanding notes for a series.

This news release is not a solicitation of consents with respect to any securities. The consent solicitations are being made only pursuant to the terms and conditions of the consent solicitation statements relating to each series of Notes and the accompanying documents. These documents can be obtained from Innisfree M&A Incorporated, the information agent, at 212-750-5833 (Banks and Brokers Call Collect) or 888-750-5834 (Noteholders Call Toll-Free). Questions regarding the solicitations should be directed to Credit Suisse First Boston, the solicitation agent, at 800-820-1653.

About HealthSouth

HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations nationwide and abroad. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities Exchange Commission into HEALTHSOUTH's financial reporting and related activity; HEALTHSOUTH's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HEALTHSOUTH's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HEALTHSOUTH's management team; HEALTHSOUTH's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of alleged defaults under such agreement[s, the inability of which may result in HealthSouth filing a voluntary petition for bankruptcy]; HEALTHSOUTH's ability to continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HEALTHSOUTH's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HEALTHSOUTH's response thereto; HEALTHSOUTH's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

                                      ###

          For more information contact Andy Brimmer at 205-410-2777.

                                                                  EXHIBIT 99.2

                                 SUPPLEMENT TO

                        CONSENT SOLICITATION STATEMENT

                            HEALTHSOUTH CORPORATION

                 Solicits Consents and Waivers Relating to its
    $319,260,000 Aggregate Principal Amount of 10.750% Senior Subordinated
                     Notes due 2008 (CUSIP No. 421924AP6)


         This Supplement (the "Supplement") of HEALTHSOUTH Corporation ("we" or "us") supplements and amends our Consent Solicitation Statement dated March 16, 2004, as previously amended (the "Consent Solicitation Statement") and related Consent Form (the "Consent Form") pursuant to which we are soliciting (the "Consent Solicitation") consents ("Consents") of Holders (as defined below) as of the Record Date (as defined below) of the $319,260,000 outstanding aggregate principal amount of our 10.750% Senior Subordinated Notes due 2008 (the "Notes") to proposed amendments (as amended and supplemented hereby, the "Proposed Amendments") to certain provisions of the Indenture dated as of September 25, 2000 (the "Indenture"), between HEALTHSOUTH, as issuer, and HSBC Bank, USA, as successor trustee to The Bank of New York (the "Trustee").

         The term "Record Date" means 5:00 p.m., New York City time, on March 15, 2004, and the term "Holder" means (1) each person shown on the records of the registrar for the Notes as a holder on the Record Date or (2) any other person who has been authorized by proxy or in any other manner acceptable to HEALTHSOUTH to vote the applicable Notes on behalf of such Holder.

         In this Supplement, we are supplementing and amending the Consent Solicitation to further amend the definition of "Refinancing Indebtedness" to conform the definition in the Indenture to the definition in the indentures for our Senior Notes to permit the incurrence of indebtedness that is applied to refund, refinance or extend our Indebtedness.

         Except as set forth herein, no other terms of the Consent Solicitation have been amended or supplemented and remain as set forth in the Consent Solicitation Statement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Consent Solicitation Statement.

         In the event that the Conditions described in the Consent Solicitation Statement are satisfied or waived, including the receipt of the Requisite Consents (i.e., consent of Holders of not less than a majority in outstanding principal amount of Notes), we will pay to Holders who deliver valid and unrevoked Consents prior to the Expiration Date the Consent Fee. Holders of Notes for which no Consent is delivered will not receive a Consent Fee, even though the Proposed Amendments and Waivers, if approved, will bind all Holders and their transferees.

         Each Holder who Consents to the Proposed Amendments will also be waiving all alleged and potential defaults under the Indenture relating to events occurring on or prior to the effectiveness of the Proposed Amendments and any and all rights to cause the principal of, and accrued interest on, the Notes to become immediately due and payable as a result of such alleged and potential defaults (the "Waivers"). Except where the context otherwise requires, references in this Supplement to Consents to the Proposed Amendments will also include Consents to the Waivers.

         Holders who have previously delivered properly executed Consent Forms to the Information Agent may revoke such Consents at anytime prior to the date on which the Trustee under the Indenture receives evidence that the Requisite Consents have been obtained in accordance with the terms of the Indenture (the "Consent Date"). In order to provide Holders with sufficient time to consider the Proposed Amendments and Waivers, the Consent Date shall not occur prior to May 13, 2004. Holders who have previously delivered properly executed Consent Forms to the Information Agent and do not revoke such Consents will receive the increased Consent Fee if the Conditions to the Consent Solicitation are satisfied or waived.

         Regardless of the outcome of the Consent Solicitation, the Notes will continue to be outstanding and will continue to bear interest as provided in the Indenture. The changes included in the Proposed Amendments will not alter our obligation to pay the principal of or interest on the Notes or alter the stated interest rate, maturity date or redemption provisions of the Notes.

         Prior to delivering any consent, you are encouraged to read and consider carefully this supplement in conjunction with the Consent Solicitation Statement and the Consent Form previously distributed to you.

-------------------------------------------------------------------------------

   WE HAVE NOT FILED ANY QUARTERLY OR ANNUAL REPORT WITH THE SEC FOR PERIODS
      AFTER SEPTEMBER 30, 2002, AND WE HAVE CAUTIONED THAT THE FINANCIAL INFORMATION CONTAINED IN PREVIOUSLY FILED REPORTS SHOULD NOT BE RELIED
       UPON. ACCORDINGLY, NO FINANCIAL STATEMENTS ARE AVAILABLE FOR ANY
                 PRIOR PERIOD, AND YOU SHOULD NOT RELY ON OUR
                  FINANCIAL STATEMENTS AND REPORTS PREVIOUSLY
                              FILED WITH THE SEC.
-------------------------------------------------------------------------------

            The Solicitation Agent for the Consent Solicitation is:

                          Credit Suisse First Boston

         See "Risk Factors" beginning on page 36 of the Consent Solicitation Statement for a discussion of some of the risks you should consider before you consent to the Proposed Amendments and Waivers.

                  The date of this Supplement is May 7, 2004.

                   MODIFICATION TO THE CONSENT SOLICITATION

Expiration Date

         On April 29, 2004, we announced the extension of the Expiration Date to 11:59 p.m., New York City Time, on May 13, 2004 (the "Expiration Date"), unless further extended by us. We are not further extending the Expiration Date of the Consent Solicitation.

Revocation

         Consents may be revoked at any time prior to the Consent Date. All prior Consents that are not validly revoked prior to the Consent Date by the Holder granting such Consent in accordance with the procedures set forth in the Consent Solicitation Statement will be valid Consents. In order to provide Holders with sufficient time to consider the Proposed Amendments and Waivers, the Consent Date shall not occur prior to May 13, 2004.

Further Amendments to the Indenture and Clarification of Previously Proposed Amendments

         Holders are urged to read the description of the Proposed Amendments included in the Consent Solicitation Statement dated March 16, 2004, as previously amended. As used herein, the terms "Proposed Amendments and Waivers" and "Proposed Amendments" will include all amendments proposed in this Supplement. The Proposed Amendments and Waivers constitute a single proposal and a consenting Holder must Consent to the Proposed Amendments and Waivers as an entirety and may not consent selectively with respect to certain of the Proposed Amendments or Waivers.

         Further Amendment to the Definition of Refinancing Indebtedness

         Section 4.11 of the Indenture currently limits our ability to incur additional Indebtedness, subject to certain exceptions. One of the permitted exceptions to the incurrence of additional Indebtedness is the incurrence of "Refinancing Indebtedness" which is generally, the incurrence of Indebtedness that is applied to refund, refinance or extend our Indebtedness that we incurred as of September 25, 2000. As submitted to Holders and described in the Consent Solicitation Statement dated as of March 16, 2004, the Proposed Amendments to the Indenture, provide, in part, for the amendment of the definition of "Refinancing Indebtedness" to include indebtedness that is designated by HEALTHSOUTH as "Refinancing Indebtedness" and the proceeds of which are not used for any purpose other than to refund, refinance, repurchase or extend existing indebtedness or pay down revolving Bank Debt, notwithstanding that it is not immediately (or contemporaneously) applied for the refunding, refinancing repurchase or extension of other indebtedness.

         We are seeking a further amendment that would expand the definition of Refinancing Indebtedness to also permit the incurrence of Indebtedness that is applied to refund, refinance or extend any Indebtedness that we are permitted to incur under Section 4.11 of the Indenture, subject to certain exceptions, notwithstanding that such Indebtedness was not incurred as of September 25, 2000. We are seeking this further amendment to the definition of Refinancing Indebtedness in order to maintain flexibility to refinance outstanding indebtedness whether or not it was outstanding on September 25, 2000. This further amendment was inadvertently omitted from the Consent Solicitation and is being included to conform the definition of Refinancing Indebtedness in the Indenture to the comparable definition in each of our indentures that contain a similar restriction in our Senior Notes following the consummation of our consent solicitations.

         Capitalized terms used in this section "Further Amendment to the Definition of Refinancing Indebtedness" without definition shall have the meanings set forth in the Indenture.

         A copy of the revised Form of Supplemental Indenture, marked to indicate changes from the Form of Supplemental Indenture attached to the Consent Solicitation Statement dated March 16, 2004, is attached hereto as Exhibit A.

         EXCEPT AS SPECIFICALLY SET FORTH HEREIN, NO OTHER TERMS OF THE CONSENT SOLICITATION HAVE BEEN SUPPLEMENTED OR AMENDED AND REMAIN AS SET FORTH IN THE CONSENT SOLICITATION STATEMENT. COPIES OF THE INDENTURE ARE AVAILABLE FROM THE INFORMATION AGENT UPON REQUEST.

                         CONSENT SOLICITATION MATTERS

         Holders who have previously delivered Consents in accordance with the procedures set forth in the Consent Solicitation Statement and who still wish to Consent with respect to their Notes in the Consent Solicitation, as modified and amended by the Supplement, do not need to take any further action.

         WE ARE NOT DELIVERING A SUPPLEMENTAL CONSENT FORM TO HOLDERS. HOLDERS MAY CONTINUE TO USE EITHER THE CONSENT FORM DELIVERED TO HOLDERS WITH THE CONSENT SOLICITATION STATEMENT DATED MARCH 16, 2004 OR THE CONSENT FORM DELIVERED TO HOLDERS WITH THE SUPPLEMENT DATED APRIL 29, 2004. Holders who wish to Consent must deliver their properly completed and executed Consent Form to the Information Agent at the address set forth on the back cover page of this Supplement, the Consent Solicitation Statement and in the Consent Form in accordance with the instructions set forth in the Consent Solicitation Statement and the Consent Form.

         CONSENTS SHOULD NOT BE DELIVERED TO HEALTHSOUTH, THE TRUSTEE OR THE SOLICITATION AGENT. HOWEVER, WE RESERVE THE RIGHT TO ACCEPT ANY CONSENT RECEIVED BY HEALTHSOUTH, THE TRUSTEE OR THE SOLICITATION AGENT.

         Subject to applicable laws, we reserve the right, in our sole discretion and regardless of whether any of the Conditions have been satisfied, at any time prior to the Expiration Date, to (1) extend the Expiration Date, (2) amend the terms of the Consent Solicitation or (3) modify the form or amount of the consideration to be paid pursuant to the Consent Solicitation. In addition, we reserve the right, in our sole discretion, to extend, amend or modify any or all of the consent solicitations for our Senior Notes in any manner we deem appropriate, including paying higher or lower consent fees than the Consent Fee proposed to be paid hereunder. If we make a material change to the terms of the Consent Solicitation, we will promptly disclose such change in a manner reasonably calculated to inform the Holders of such change and extend the Consent Solicitation for a period we deem to be adequate to permit Holders to deliver and/or revoke their Consents.

         You should direct any questions concerning the terms of the Consent Solicitation to the Solicitation Agent at the address or telephone number set forth on the back cover page hereof.

         You should direct any requests for assistance in completing and delivering Consent Forms or requests for additional copies of this Supplement, the Consent Solicitation Statement, the Consent Form or other related documents to the Information Agent at the address or telephone number set forth on the back cover page hereof.

         In making a decision in connection with the Consent Solicitation, Holders must rely on their own examination of HEALTHSOUTH and the terms of the Consent Solicitation, including the merits and risks involved. Holders should not construe the contents of this Supplement or the Consent Solicitation Statement as providing any legal, business, financial or tax advice. Each Holder should consult with its own legal, business, financial and tax advisors with respect to any such matters concerning this Supplement or the Consent Solicitation Statement and the Consent Solicitation contemplated hereby and thereby.

                                    Form of

                         FIRST SUPPLEMENTAL INDENTURE

         FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of [______], 2004, among HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), and HSBC Bank, USA, as successor trustee to The Bank of New York under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of September 25, 2000, providing for the issuance of an aggregate principal amount of $350 million of 10 3/4% Senior Subordinated Notes due 2008 (the "Notes");

         WHEREAS, the Special Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company to authorize and approve the amendments to the Indenture (the "Proposed Amendments") set forth in this Supplemental Indenture;

         WHEREAS, Section 8.02 of the Indenture provides that the Company and the Trustee may amend the Indenture with the written consent of the Holders of a majority in principal amount of the then outstanding Notes ("Requisite Consent");

         WHEREAS, the Company has distributed Consent Solicitation Statements, dated March 16, 2004 (as supplemented and amended, the "Solicitation Statements"), and accompanying Consent Forms to the Holders of the Notes in connection with the Proposed Amendments as described in the Solicitation Statements;

         WHEREAS, the Requisite Consent to the Proposed Amendments to the provisions of the Indenture have been received by the Company and the Trustee and all other conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof; and

         WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Company and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. DEFINITIONS.

         (a) Section 1.01 of the Indenture is hereby amended to include the following new definitions:

         "Digital Hospital" means the planned 219-bed acute care hospital located on Highway 280 in Birmingham, Alabama replacement for the HEALTHSOUTH Medical Center.

         "Digital Hospital Transaction" means any sale, joint venture, sale leaseback or other related financing transaction involving the Digital Hospital.

         "Fiscal Year" means the twelve month period ending on December 31.

         "Historical Reports" means Annual Report(s) on Form 10-K containing audited financial statements required to be filed with the Commission for any Fiscal Year ended on or prior to December 31, 2003.

         "Report Date" means the date on which the Company shall deliver the Supplemental Report.

         "Senior Notes" means our 6.875% Senior Notes due 2005, 7.000% Senior Notes due 2008, 8.500% Senior Notes due 2008, 7.375 Senior Notes due 2006, 8.375% Senior Notes due 2011 and 7.625% Senior Notes due 2012.

         "Supplemental Report" means the Annual Report on Form 10-K for the Fiscal Year ending December 31, 2004, containing audited financial statements required to be filed with the Commission pursuant to the Exchange Act for the Fiscal Year ending on December 31, 2004."

         (b) Section 1.01 of the Indenture is hereby amended to replace the period at the end of the existing definition of "Attributable Indebtedness" with a semicolon and to insert thereafter the following new language:

                  "and provided further, that Attributable Indebtedness incurred in connection with the Digital Hospital Transaction shall be limited to Indebtedness incurred on a recourse basis by the Company or a Subsidiary of the Company (other than a Joint Venture formed for the purpose of owning, running, operating or managing the Digital Hospital) or Indebtedness with respect to which the Company or any such Subsidiary is otherwise liable on a recourse basis."

         (c) Section 1.01 of the Indenture is hereby amended to insert the following new language immediately before the proviso contained in the existing definition of "Refinancing Indebtedness":

         "or other Indebtedness that was permitted by this Indenture to be incurred under Section 4.11 except for Indebtedness incurred under clause (iv) or (v) of Section 4.11(b)"

         (d) Section 1.01 of the Indenture is hereby amended to replace the period at the end of the existing definition of "Refinancing Indebtedness" with a semicolon and to insert thereafter the following new language:

                  "and provided further that: so long as (y) the Company designates such Indebtedness as Refinancing Indebtedness and (z) the net proceeds of such Refinancing Indebtedness are not used for any purpose other than refinancing existing indebtedness or a repayment of revolving Bank Debt, such Indebtedness shall constitute Refinancing Indebtedness notwithstanding that it is not immediately applied to the refunding, refinancing, repurchase or extension of other Indebtedness."

         (e) Section 1.01 of the Indenture is hereby amended to delete the "and" at the end of existing clause (iv) of the existing definition of "Permitted Investments", to replace the period at the end of the existing clause (v) with a semicolon and to insert thereafter the following new clause
(vi):

                  "and (vi) any Investment arising from the transfer of assets made pursuant to the Digital Hospital Transaction."

         3. REPORTS. Section 4.02 of the Indenture is hereby amended by deleting the section in its entirety and replacing it with the following:

         "From and after the Report Date and for all periods ending on or after December 31, 2005, whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Company shall file with the Commission, to the extent such filings are accepted by the Commission, and shall furnish (within 15 days after such filing) to the Trustee and to the Holders all quarterly and annual reports and other information, documents and reports that would be required to be filed with the Commission pursuant to Section 13 of the Exchange Act if the Company were required to file under such section. In addition to the foregoing, the Company shall file the Historical Reports with the Commission on or prior to June 30, 2005 and the Supplemental Report on or prior to December 31, 2005. The Company shall also furnish to the Trustee and to the Holders all other quarterly and annual reports and other information, documents and reports required to be filed with the Commission promptly after such reports and other information and documents are filed with the Commission. In addition, the Company shall make such information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates)."

         4. LIMITATION ON EXISTING INDEBTEDNESS AND SUBSIDIARY PREFERRED STOCK. Section 4.11(b) of the Indenture is hereby amended to delete the "and" at the end of existing clause (v) and to replace the existing clause (vi) with the following new clauses (vi) and (vii):

         "(vi) the Company may incur Indebtedness consisting of Bank Debt in an aggregate principal amount at any time outstanding not to exceed $750,000,000; and (vii) the Subsidiaries of the Company may incur Indebtedness, including all Refinancing Indebtedness incurred in exchange for, or the net proceeds of which are applied to refund, refinance or extend, any Indebtedness incurred pursuant to this clause (vii), in an aggregate principal amount at any time outstanding not to exceed $250,000,000, in addition to Existing Indebtedness and other Indebtedness permitted to be incurred by Subsidiaries of the Company pursuant to the foregoing clauses (ii) -
         (vi)."

         5. EVENTS OF DEFAULT.

         (a) Section 6.01(e) of the Indenture is hereby amended to insert the following new language immediately following the semicolon at the end of existing Section 6.01(e):

                  "provided however, that from and after the date upon which this Supplemental Indenture becomes effective in accordance with the terms of the Indenture, any such acceleration by holders of our other Senior Notes or Senior Subordinated Notes shall not constitute an Event of Default under this Section 6.01(e) until (i) the trustee or the requisite number of registered holders of such indebtedness have made a demand for payment to the Company and (ii) the trustee or the requisite number of registered holders of such indebtedness have obtained a judgment from a court of competent jurisdiction ordering the Company to pay all amounts owing under such other series of our Senior Notes or Senior Subordinated Notes, as the case may be, that has effectively accelerated such indebtedness in accordance with the terms of the applicable indenture;"

         (b) Section 6.01 of the Indenture is hereby amended to delete the word "or" from the end of existing paragraph (f), to replace the period at the end of existing paragraph (g) with a semi-colon and to include the following new paragraphs (h) and (i):

         "(h) the Company shall fail to file the Historical Reports with the Commission on or prior to June 30, 2005; or

          (i) the Report Date does not occur on or prior to December 31, 2005."

         6. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Supplemental Indenture.

         10. RATIFICATION OF INDENTURE; SUPPLEMENTAL PART OF INDENTURE. Except as specifically amended and supplemented by this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby. This Supplemental Indenture shall become effective as of the date hereof at such time as executed counterparts of this Supplemental Indenture have been delivered by each party hereto to the other party hereto; provided, however, that no provision of this Supplemental Indenture shall be effective or binding on the parties hereto unless such provision complies with the Trust Indenture Act.

         11. VALIDITY; ENFORCEABILITY. In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12. THIRD-PARTY BENEFICIARY. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.


                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of [ ], 2004.


                                                  HEALTHSOUTH CORPORATION


                                                  By:
                                                      ------------------------
                                                      Name:
                                                      Title:


                                                  HSBC BANK, USA, AS TRUSTEE


                                                  By:
                                                      ------------------------
                                                      Name:
                                                      Title:

         Delivery of a Consent Form to an address other than the address listed below or transmission of instructions by facsimile other than as set forth below is not valid delivery of the Consent Form. However, we reserve the right to accept Consent Forms delivered by any reasonable means or in any form that reasonably evidences the giving of Consent. The Consent Form and any other required documents should be sent or delivered by each Holder or such Holder's broker, dealer, commercial bank, trust company or other nominee to the Information Agent at its address or facsimile number set forth below.

            The Information Agent for the Consent Solicitation is:

                          INNISFREE M&A INCORPORATED

     Delivery to Innisfree M&A Incorporated, the Information Agent for the
                            Consent Solicitation:

By Regular or Certified Mail:        By Hand or by Overnight Mail or Courier:
 Innisfree M&A Incorporated                 Innisfree M&A Incorporated
       P.O. Box 5143                      501 Madison Avenue, 20th Floor
  New York, NY 10150-5143                     New York, NY 10022


                                 By Facsimile
                    (Eligible Guarantor Institutions Only):
                                 212-750-5799

                   To Confirm Facsimile Receipt by Telephone
                    (Eligible Guarantor Institutions Only)
                                 212-750-5833

                               For Information:
                          Noteholders Call Toll-Free:
                                 888-750-5834
                        Banks and Brokers Call Collect:
                                 212-750-5833

         Questions and requests for assistance or for additional copies of the Supplement, the Consent Solicitation Statement and Consent Form may be directed to the Information Agent at its telephone numbers and locations listed above. All questions regarding the terms of the Consent Solicitation shall be directed to the Solicitation Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

            The Solicitation Agent for the Consent Solicitation is:

                        CREDIT SUISSE FIRST BOSTON LLC

                               11 Madison Avenue
                              New York, NY 10010
                                U.S. Toll Free:
                             1-800-820-1653 Attn:
                          Liability Management Group